                                                               Exhibit 32(a)

                                  CERTIFICATION

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of
  Decorize, Inc. (the "Company"), hereby certifies that the Company's Annual
  Report on Form 10-KSB/A for the year ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the
  Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James K. Parsons
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James K. Parsons
President and Chief Executive Officer
December 19, 2003